Filed Pursuant to Rule 497(e)
Registration No. 333-80099
THE GABELLI DIVIDEND GROWTH FUND
(the “Fund”)
Supplement dated December 1, 2011 to the Fund’s Statement of Additional Information dated April 29, 2011, as supplemented June 30, 2011 and November 1, 2011
Effective as of the close of business on November 30, 2011, Bruce N. Alpert has been appointed as the Fund’s Acting Chief Compliance Officer.
In addition, the “Officers” table on page 17 of the “Trustees and Officers” section is amended by deleting the information relating to Peter D. Goldstein, who has resigned as Chief Compliance Officer of the Fund, and amending the information relating to Bruce N. Alpert with the following:

Name, Position(s),	Term of Office
Address	and Length of Time	Principal Occupation(s)
and Age	Served	During Past Five Years
Bruce N. Alpert President Acting Chief Compliance Officer Age: 59	Since 2003 Since November 30, 2011	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex; Director of Teton Advisors, Inc. since 1998; Chairman of Teton Advisors, Inc. 2008 - 2010; President of Teton Advisors, Inc. 1998 - 2008; Senior Vice President of GAMCO Investors, Inc. since 2008.